STERLING TO ACQUIRE CEC FACILITIES GROUP INVESTOR UPDATE June 17, 2025 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements Sterling Infrastructure, Inc. | STRL: CEC Acquisition This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the financial estimates or projections of CEC and the anticipated closing date and benefits of the potential acquisition; our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “guidance,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Factors that could affect actual results include but are not limited to: the possibility that the anticipated benefits of the potential acquisition cannot be fully realized or may take longer to realize than expected, the ability to timely complete necessary regulatory requirements and satisfy other closing conditions, the integration of CEC’s business will be more costly or take longer than expected, the ability to hire and retain key CEC personnel, delay in closing date, the ability to maintain the quality and profitability of the existing CEC service offerings and expand the business, and the ability to maintain favorable relations with key business partners, suppliers, and vendors, as well as the other risk factors disclosed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. There can be no assurance that the proposed acquisition or any other transaction described above will in fact be consummated in the manner described or at all. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation contains “Non-GAAP” financial measures as defined under Regulation G of the amended U.S. Securities Exchange Act of 1934. The Company reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), but the Company believes that certain Non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and are useful for period-over-period comparisons of those operations. Non-GAAP measures should be used in addition to, and not in lieu of, results prepared in conformity with GAAP. See “Important Information for Investors and Stockholders—Non-GAAP Measures” and the related appendix for additional information.

(1) Exclusive of purchase accounting impacts Sterling Infrastructure, Inc. | STRL: CEC Acquisition At least 50% of work from mission-critical markets (data center, semiconductor, manufacturing) High margins within its sector ~90%+ free cash flow conversion Strong returns on capital Expect immediately accretive to EPS(1) Strong, energized management team Overlap with Sterling’s E-Infrastructure footprint 25%+ maintenance/ service exposure A new platform with scale that we can grow CEC is a great fit with the "ideal" characteristics we have been looking for in an Electrical/ Mechanical Specialty Contractor acquisition CEC OVERLAP IDEAL CHARACTERISTICS WE HAVE COMMUNICATED

Sterling Infrastructure, Inc. | STRL: CEC Acquisition Compelling financial profile: CEC has top-tier margin, growth, and free cash flow characteristics within the electrical space 4 2 1 Leading non-union electrical contractor to high-growth, mission-critical end markets including semiconductor, data center, and manufacturing Significant opportunity to cross-sell services across complementary customer base and geographic footprint 3 Opportunity to grow the electrical services platform, both organically and through M&A 5 COMPELLING STRATEGIC RATIONALE Expands Sterling's suite of high-value services within E-Infrastructure Solutions into the next phases of project lifecycle CEC has an experienced, driven management team 6

TRANSACTION SUMMARY Sterling Infrastructure, Inc. | STRL: CEC Acquisition Total upfront consideration at closing totals $505M, consisting of $450M cash (subject to certain adjustments) and $55M in STRL common stock Represents 9.6x the midpoint of CEC's 2025 estimated EBITDA(1) range Additional earn-out opportunity contingent upon achieving certain operating income levels through December 31, 2029 CEC Full Year 2025 Financial Expectations: Revenue: Approximately $390 to $415 million EBITDA(1): Approximately $51 to $54 million Adjusted EPS(1): Approximately $0.63 to $0.70 per fully diluted share The 2025 earnings contribution to Sterling will be dependent upon the timing of close Expected continued strong cash flow conversion Upfront cash consideration to be paid with cash on hand Sterling's balance sheet will remain in a very strong position following the close of the transaction Hart-Scott-Rodino (“HSR”) process currently underway Expected close 3Q 2025 CEC to report under Sterling’s E-Infrastructure segment Transaction Value Expected Financial Benefits Financing and Credit Impacts Timing and Closing (1) See "Important Information for Investors and Stockholders - Non-GAAP Measures" in the appendix hereto. Adjusted EPS figures include assumptions for the estimated share issuance for the CEC acquisition, the impact of the cash outlay on interest income, an estimated 26% tax rate, and exclude the impact of purchase-accounting related adjustments such as amortization of intangibles and depreciation of fixed assets.

About CEC

CEC is a Leading Provider of Electrical and Related Specialty Services to High-Growth Industrial & Commercial End Markets

KEY FACTS

Total Employees (non-union)	~1,300
2024 Revenue	$359M
2024 EBITDA	$47M

SPECIALTY CONTRACTOR RANKINGS

ENR National	#145
ENR TX & LA [(1)]	#8
EC&M	#47

2024 REVENUE COMPOSITION

Revenue by Service Line



84%
6%
4%
6%
Electrical
Mechanical
Technology
On-Demand Services, other

Electrical Revenue by End Market



76%
12%
13%
Semiconductor and Data Center
Commercial
Manufacturing and Industrial

CEC ACTIVE GEOGRAPHIC FOOTPRINT



CEC Offices
CEC Headquarters
CEC University
Modular Facility

SELECT CUSTOMERS

SAMSUNG
Texas Instruments
intel
AmerisourceBergen
Abbott
CLAYCO THE ART & SCIENCE OF BUILDING
Austin
Meta
Turner
FORTIS CONSTRUCTION INC
FLEXENTIAL

(1) Reflects 2023 Ranking

STERLING

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Portfolio of Complementary Services

Multi-Service Solutions That Now Touch the Full Project Lifecycle



ELECTRICAL

- Turnkey Installation
- Retrofit / Repair Services
- BIM / VDC
- Preconstruction & Estimating
- Design-Assist
- Prefab & Modular Solutions
- Engineering Services



MECHANICAL

- Turnkey HVAC Installation
- Turnkey Plumbing Installation
- Retrofit / Repair Services
- BIM / VDC
- Preconstruction & Estimating
- Prefab & Modular Solutions
- Engineering & Design-Assist



TECHNOLOGY

- Low Voltage Solutions
- Structured Cabling
- Audio Visual
- Retrofit / Repair Services
- BIM / VDC
- Preconstruction
- Design-Assist


CEC
CEC

SERVICE/ MAINTENANCE, OTHER

- On Demand Service & Repair
- 7x24x365 Emergency Service
- Electrical Service
- HVAC Service
- Plumbing Service
- Fiber and Networking Services

STERLING + CEC: Full Project Lifecycle Services for Critical Infrastructure

Planning, Design & Preconstruction → **Civil Site Development** → **Build Fit-Up** → **Build Fit-Out** → **Maintenance, Retrofits & Upgrades**

STERLING

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Industry Tailwinds Focused on End Markets With Secular Tailwinds, Compelling Economics, and Revenue Visibility Data center infrastructure build out U.S. semiconductor manufacturing renaissance / 2022 CHIPS Act Re-shoring of industry and advanced manufacturing Rising power demand and inclination to sustainability Population migration to Texas, Southeast, and Southwest Rapidly growing demand for cloud services, AI support, and digital storage is driving massive investment in hyperscale and mission-critical data centers. Soaring demand for advanced semiconductors is fueling a surge in new “fab” construction. A focus on supply chain security and U.S. competitiveness is a driver. Companies are relocating manufacturing back to the U.S. to reduce supply chain risks, fueling growth in industrial and advanced manufacturing infrastructure. Increasing power demand and the push for renewables and lower carbon emissions are driving growth in solar, battery storage, and energy-efficient infrastructure. Population growth and migration to these regions are driving increased demand for commercial, healthcare, food & beverage, and general industrial infrastructure. 1 2 3 4 5 Sterling Infrastructure, Inc. | STRL: CEC Acquisition

CEC's Experienced, Driven Management Team

Team Blends Deep Industry Experience with a Proven Track Record of Scaling Businesses Organically & Inorganically







	Ray Waddell	Daniel Williams	Bradley Smith	Nick Stonebraker	Evan Godwin
Title	Founder & Chairman	Chief Executive Officer	President & Chief Revenue Officer	Chief Operating Officer	Chief Financial Officer
Year Joined	2009	2023 (1)	2014	2009	2023
Experience	Waddell founded CEC in 2009 with the vision of becoming one of the most dependable and trusted specialty contractors in the nation. Waddell served as CEC's CEO for over 15 years.	Williams was named CEO of CEC in 2024. He previously served as CEO of an oilfield services company for over 11 years. Williams spent his early career in private equity and investment banking.	Smith built his career in technical sales focused on electrical and mechanical systems supporting digital infrastructure. He gained deep expertise in mission-critical environments through senior roles at leading HVAC and data center providers.	Stonebraker has been with CEC since its founding. A career electrician and industry veteran, he brings deep knowledge of CEC's projects, customers, and markets, shaped by hands-on experience and leadership.	Godwin joined CEC in early 2023, after nearly a decade in audit and tax at CliftonLarsonAllen and senior roles in accounting and financial services, with a focus on controls and reporting.

(1) Daniel joined CEC as an Advisory Board Director in 2023 and joined as full-time CEO in September 2024

STERLING

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Strong Financial Profile

CEC Has Evolved into a Premier, Multi-Region Contractor Where its Scale & Expertise Drive Financial Consistency

Revenue ($mm)

~12% REVENUE growth (2025E)



$360
$403
2024A
2025E (2)

EBITDA (1) ($mm)

~13% EBITDA margin (2025E)



$47
$53
2024A
2025E (2)

Cash Flow from Operations ($mm)

90%+ estimated cash conversion



$45
$50
2024A
2025E (2)

Performance Highlights

- **2-Year Revenue CAGR of ~20% (2023-25E)**
  - Strengthened leadership position in mission critical by securing larger, more complex projects from customers
- Low-teens EBITDA margins
  - Consistently deliver specialized expertise and execution
  - Shift toward negotiated contracts and partnerships
- Robust cash flow conversion

STERLING

(1) See "Important Information for Investors and Stockholders - Non-GAAP Measures" in the appendix hereto.
(2) Midpoint of full-year 2025 expectations.

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Strong Backlog and Future Opportunities Backlog + Unsigned Backlog + Future Phase Work Provide Visibility Into Growth Sterling Infrastructure, Inc. | STRL: CEC Acquisition Backlog Trends Mix continues to trend toward mission-critical work Strong demand from the semiconductor and data center sectors Robust sales funnel (1) High probability work is defined as work that is under LOI, has been verbally awarded, or represents a future phase of a current project. 1.9x Backlog + Unsigned Backlog + Future Phase work as multiple of 2025 estimated revenue midpoint

Expected Full Year 2025 CEC Financials

Immediately Accretive to Sterling's Bottom Line

Estimated Full Year 2025 Revenue	Estimated 2025 EBITDA [(1)]	Estimated 2025 adjusted EPS [(1)]	
$390 to $415M	**$51 to $54M**	**~$0.63 to $0.70 per diluted share**	Sterling expects to recognize a proportion of these results, dependent upon the timing of transaction close
~12% y/y growth at the midpoint	**~13% EBITDA margins**	**+8% to the midpoint of Sterling's 2025 adjusted EPS guidance range**	**Current timing expectations suggest ~5 months of contribution to Sterling**

(1) See "Important Information for Investors and Stockholders - Non-GAAP Measures" in the appendix hereto. Adjusted EPS figures include assumptions for the estimated share issuance for the CEC acquisition, the impact of the cash outlay on interest income, an estimated 26% tax rate, and exclude the impact of purchase-accounting related adjustments such as amortization of intangibles and depreciation of fixed assets.

STERLING

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Sterling Infrastructure, Inc. | STRL: CEC Acquisition Compelling financial profile: CEC has top-tier margin, growth, and free cash characteristics within the electrical space 4 2 1 Leading non-union electrical contractor to high-growth, mission-critical end markets including semiconductor, data center, and manufacturing Significant opportunity to cross-sell services across complementary customer base and geographic footprint 3 Opportunity to grow the electrical services platform, both organically and through M&A 5 KEY TAKEAWAYS Expands Sterling's suite of high-value services within E-Infrastructure Solutions into the next phases of construction CEC has an experienced, driven management team 6 CEC is a strong fit with what Sterling has been targeting in the Electrical and Mechanical Specialty Contractor space

Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 Cell: (720) 270-6361 noelle.dilts@strlco.com

Sterling Infrastructure, Inc. | STRL: CEC Acquisition APPENDIX APPENDIX

Important Information for Investors and Stockholders (1) Non-GAAP Measures This presentation contains “Non-GAAP” financial measures as defined under Regulation G of the amended U.S. Securities Exchange Act of 1934. The Company reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), but the Company believes that certain Non-GAAP financial measures provide useful supplemental information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and are useful for period-over-period comparisons of those operations. Non-GAAP measures should be used in addition to, and not in lieu of, results prepared in conformity with GAAP. We have not provided the most directly comparable GAAP financial measures, or a quantitative reconciliation thereto, for the forward-looking guidance of CEC’s 2025 estimated EBITDA, EBITDA margin, or estimated adjusted diluted earnings per share included in this presentation in reliance on the “unreasonable efforts” exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measures, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting the timing and amount of certain items, including but not limited to amortization of intangible assets and depreciation, which may be significant and difficult to project with a reasonable degree of accuracy, as the allocation of purchase price to intangible assets and property and equipment has not yet been performed. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond Sterling’s control, we are also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results. Sterling Infrastructure, Inc. | STRL: CEC Acquisition